UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2023, Tupperware Brands Corporation (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”).

The NYSE informed the Company that, under NYSE rules, the Company has six months from the Form 10-K due date to regain compliance with the NYSE listing standards by filing the Form 10-K with the SEC. The NYSE further noted that, if the Company fails to file the Form 10-K within the six-month period, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

The Company currently expects to file its Form 10-K within the next 30 days; however, there can be no assurance that the 2022 Form 10-K will be filed at such time. Reference is made to the Notification of Late Filing on Form 12b-25 filed by the Company with the SEC on March 16, 2023 (the “Form 12b-25”) reporting the Company required additional time to complete the Form 10-K due to several items related to its accounting for income taxes and leases. Although the Company has dedicated significant resources to the completion of its consolidated financial statements and related disclosures for inclusion in the Form 10-K, the Company was unable to file the Form 10-K prior to March 31, 2023, the end of the extension period provided by the Form 12b-25. As further described in Item 8.01 below, additional time is needed by the Company to complete the preparation of its consolidated financial statements, including the restatement of certain of its previously issued financial statements, before the Form 10-K can be filed.

On April 7, 2023, the Company issued a press release regarding receipt of the notice from the NYSE, among other items. The press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

Substantial Doubt Regarding the Company’s Ability to Continue as a Going Concern

In accordance with Accounting Standards Codification (“ASC”) Topic 205-40, Going Concern, the Company evaluates whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern. This evaluation includes considerations related to financial and other covenants contained in the Company’s Credit Agreement as well as the Company’s forecasted liquidity. As further detailed below, the Company has concluded that there is substantial doubt about its ability to continue as a going concern for at least one year from the expected issuance date of its Form 10-K financial statements. Accordingly, management also expects that the report of the Independent Registered Public Accounting Firm that will accompany the audited consolidated financial statements for the year ended December 31, 2022 will contain an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

On November 31, 2021, the Company and its wholly owned subsidiaries entered into the Credit Agreement, which was subsequently amended on August 1, 2022 (“First Amendment”), December 21, 2022 (“Second Amendment”) and February 22, 2023 (“Third Amendment”). Effective with the Third Amendment, the Credit Agreement primarily included a Secured Revolving Credit Agreement (“Revolver”) with maximum available borrowings of $220 million, $400 million of a Term Loan (“Term Loan 1”) and a newly issued $200 million Term Loan (“Term Loan 2”), all of which have a maturity date of July 31, 2025.

In connection with the Third Amendment, the lenders converted $200 million of borrowings under the Revolver into a $200 million term loan (the Term Loan 2) and reduced the maximum amount of available borrowings under the Revolver to $220 million. Under the amended Credit Agreement, Term Loan 2 bears interest at the Secured Overnight Financing Rate (“SOFR”, which was 4.87% as of March 31, 2023), plus 635 bps, 750 bps and 800 bps in 2023, 2024 and 2025, respectively. Term Loan 1 and borrowings under the Revolver bear interest at SOFR plus a premium depending upon the Company’s leverage ratio, which could be as high as an additional 475 bps.

The Company entered into both the Second Amendment and Third Amendment to address expected non-compliance with financial covenants, given that the Company was forecasting that it would not meet its financial covenants absent such modifications. Notwithstanding such amendments and adjustments to financial covenants, the Company is currently forecasting non-compliance with the amended financial covenants included in the Third Amendment, and that such non-compliance could potentially occur as early as the end of the first quarter of 2023, pending the completion of the Company’s first quarter 2023 financial close process. Under the terms of the Credit Agreement, non-compliance with financial covenants is an event of default, which provides the lender with the ability to demand repayment of outstanding borrowings and restrict future borrowings under the Revolver. If such demand for repayment were to occur, the Company does not have the financial resources to repay such obligations. The Company is also dependent upon its Revolver to fund its operations and satisfy obligations.

The Company has determined that a violation of its Credit Agreement covenants is probable to occur as a result of forecasted non-compliance with financial covenants and the Company’s delay in filing its Form 10-K, as well as cash constraints caused by higher interest costs and timing of re-engineering actions. Further, due to the challenging internal and external business economics causing volatility in the Company’s earnings, coupled with the increased levels and cost of borrowings under its Credit Agreement, the Company currently forecasts that it may not have adequate liquidity in the near term. The Company has therefore concluded that there is substantial doubt about its ability to continue as a going concern.

The Company’s Board of Directors is actively engaged with management to improve the Company’s capital structure and near-term liquidity. The Company has engaged financial advisors to assist in securing supplemental financing, and is engaging in discussions with potential investors or financing partners. If the Company raises funds in the future by issuing equity securities, such as through the sale of the Company’s common stock, it is highly likely that existing stockholders will be diluted. Any equity securities issued may also provide for rights, preferences, or privileges senior to those of holders of common stock. If the Company raises funds in the future by issuing additional debt securities, these debt securities will likely have rights, preferences, and privileges senior to those of stockholders. The ability to raise additional debt is subject to the limitations, conditions and preferences of the Credit Agreement and anticipated future increases in federal fund rates set by the Federal Reserve, which serve as a benchmark for rates on borrowing, which will continue to impact the cost of debt financing. In addition, the Company is reviewing its real property portfolio for real estate available for potential dispositions, or sale-leaseback transactions, and is exploring right-sizing efforts, monetization of fixed assets, cash management, and marketing and channel optimization, to deliver additional liquidity, within this calendar year; however the timing, amount and ability to effect such dispositions is uncertain. As the afore-mentioned actions are conditional upon the execution of agreements with new or existing investors or the execution of sales agreements with third parties, which are considered outside of the Company’s control, there is no assurance of the timing or outcome of these actions, and as a result they are not considered probable of occurring until such time as they are completed.

If the Company is unable to obtain adequate capital resources or amendments to its Credit Agreement, management anticipates that it will have inadequate liquidity to fund its operations and satisfy its obligations as currently anticipated in the near term pursuant to its current business plan. This would require management to modify its operations and reduce spending to a sustainable level by, among other things, delaying, scaling back or eliminating some or all of the Company’s ongoing or planned investments in corporate infrastructure, business development, sales and marketing, research and development and other activities, which would have a material adverse effect on the Company’s operations, or it may be forced to discontinue its operations entirely.

Restatements of Previously Issued Financial Statements and Updates to Previously Disclosed 2022 Preliminary Financial Statements

As previously disclosed in its Form 8-K dated March 16, 2023, the Audit and Finance Committee of the Company’s Board of Directors, based on the recommendation of management of the Company, concluded that the Company’s previously issued consolidated financial statements as of and for the years ended December 26, 2020 and December 25, 2021, and the previously issued unaudited interim condensed consolidated financial statements in 2021 and the first three quarters of 2022 (collectively, the “Relevant Periods”) were materially misstated and therefore the financial statements should be restated and no longer relied upon. In connection with such Form 8-K, the Company initially disclosed in its Form 8-K dated March 16, 2023, that (a) these restatements were largely related to the Company’s accounting for income taxes and leases, (b) the misstatements that originated in periods prior to 2020 were expected to result in a $23-28 million reduction to the previously reported 2020 beginning retained earnings, with such reduction primarily resulting from misstatements related to income taxes, and (c) the Company estimated that the net impact of the prior period misstatements on the restated financial statements would result in an increase in net income from continuing operations for the year ended December 26, 2020, and a decrease in net income from continuing operations for the year ended December 31, 2021 and for the 2022 unaudited interim periods. The Company stated at that time that such estimates were preliminary and subject to change as the Company completed its financial close process, and such changes could be significant. Subsequent to March 16, 2023, the Company has identified additional misstatements in its previously issued annual and unaudited interim financial statements for the Relevant Periods, and there can be no assurance further misstatements will not be identified before the Company files the Form 10-K. Accordingly, the previous estimates of the net impact of the misstatements on prior periods should no longer be relied upon.

In the March 16, 2023 Form 8-K noted above, the Company also disclosed that it had determined that material weaknesses existed in its internal control over financial reporting as of December 31, 2022, as the Company did not design and maintain effective controls in response to the risks of material misstatement. Specifically, changes to existing controls or the implementation of new controls were not sufficient to respond to changes to the risks of material misstatement in financial reporting. This material weakness contributed to material weaknesses related to (i) accounting for the completeness, occurrence, accuracy and presentation of income taxes, including the income tax provision and related income tax assets and liabilities; and (ii) accounting for the completeness, accuracy and presentation of right of use assets and lease liabilities and, as a result, the Company’s disclosure controls and procedures were not effective as of March 26, 2022, June 25, 2022, September 24, 2022, and December 31, 2022. As of March 16, 2023, it was also disclosed that there could be no assurance that additional material weaknesses would not be identified as the Company completed its financial close process. As a result of the additional prior period misstatements identified subsequent to the filing of the 8-K on March 16, 2023, the Company is evaluating if there are additional material weaknesses.

In addition to the Company’s ongoing efforts to complete its restatement of previously issued financial statements for the Relevant Periods, the Company is also completing its financial close process for its financial statements as of and for the year ended December 31, 2022. Specifically, as a result of management's determination that there is substantial doubt about the Company’s ability to continue as a going concern due to anticipated non-compliance with financial covenants and inadequate liquidity to fund its operating costs and obligations in the near term, as discussed above, the Company is currently evaluating the need to recognize a full or partial valuation allowance against its consolidated deferred tax assets, re-assess its ability to assert indefinite reinvestment in certain foreign jurisdictions, and consider whether there has been a partial or full impairment of goodwill and other intangibles. Management currently anticipates that fourth quarter 2022 charges will be recognized, which will result in materially different 2022 financial results than the preliminary financial results previously disclosed in its earnings release dated March 1, 2023, and as furnished in its Form 8-K on March 1, 2023. In addition, the Company also currently expects that it will be required to classify its $705 million of borrowings under its Credit Agreement as of December 31, 2022 as a current obligation in its 2022 balance sheet.

Forward-Looking Statements

Statements contained in this release that are not historical fact and use predictive words such as “estimates”, “approximate”, “indicates”, “expects”, “believe", “anticipate”, “intend”, “project”, “designed”, “target”, “plans”, “may”, “will”, “endeavor”, “are confident”, “should”, “would”, “could” and similar words are forward-looking statements. These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the completion of the audit of the Company’s consolidated financial statements, filing of the Form 10-K and restatement of historical financial statements, the extent to which the Form 10-K when filed will disclose results that differ materially from preliminary results previously released, the Company’s ability to regain compliance with the NYSE’s continued listing standards, the Company’s ability to remain in or regain compliance with the covenants under its borrowing arrangements, and the Company’s plans regarding and ability to execute on any potential future financings or other transactions. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: whether the Company will identify additional errors in previously issued financial statements and other risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website.

The Company updates each month the impact of changes in foreign exchange rates versus the prior year, posting it on Tupperware Brands Foreign Exchange Translation Impact Update. Other than updating for changes in foreign currency exchange rates, the Company does not intend to update forward-looking information unless otherwise required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tupperware Brands corporation dated April 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	April 7, 2023	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary